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                                                                   Exhibit 10.67


             AMENDMENT TO INTERNATIONAL EXCLUSIVE LICENSE AGREEMENT


This Amendment is made and entered into by and between BHPC Marketing, Inc. ("LICENSOR") AND I.C. Isaacs Europe, S.L. ("LICENSEE") and is dated as of November 1, 1999. This Amendment amends and modifies that certain International Exclusive License Agreements between LICENSOR and LICENSEE, dated August 15, 1996 (the "Agreements").

                                      (I)


The promises, covenants, agreements and declarations made and set forth herein are intended to and shall have the same force and effect as if set forth at length in the body of the Agreements. To the extent that the provisions of this Amendment are inconsistent with the terms and conditions of the Agreements, the terms set forth herein shall control.

                                      (II)

1. Effective as of November 1, 1999, the License Agreement Detail Schedules for both Wholesale Sales and Sales to BEVERLY HILLS POLO CLUB Retail Stores are hereby changed as follows:

         Item 2.    DEFINITION OF LICENSED PRODUCT (BY CATEGORY):

               The following is hereby deleted:

               "Women's apparel including slacks, skirts, dresses, sweaters, outerwear, blouses and jeans

                                     (III)

LICENSOR AND LICENSEE acknowledge and agree that the Agreement, as amended by this Amendment, remains in full force and effect and represents the entire agreement of the parties with respect to the matters contained herein.

IN WITNESS WHEREOF, the parties hereto agree that this Amendment shall take effect as of the date and year first written above.

LICENSOR:                          LICENSEE:
BHPC MARKETING, INC.               I.C. ISAACS EUROPE, S.L.



BY:   /s/    Don Garrison          BY:   /s/ Robert Arnot
   ---------------------------        -----------------------------
        Don Garrison                          Robert Arnot
        Vice President                        Chairman/C.E.O./President


DATE:                              DATE:       1/7/2000
     -------------------------          ----------------------------

BY:  /s/ Robert Tomlinson
   ---------------------------
      Robert Tomlinson
      Treasurer/Director

DATE:   12/6/99
     --------------------